SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of Earliest Event Reported): February 26, 1999



                               BE AEROSPACE, INC.
               (Exact name of registrant as specified in charter)




DELAWARE                       0-18348                         06-1209796
(State or other        (Commission File Number)            (I.R.S. Employer
jurisdiction                                                Identification No.)
of incorporation)


1400 Corporate Center Way, Wellington, Florida                    33414
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (561) 791-5000


                      Exhibit Index Appears on page [___].


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Item 2.        Acquisition or Disposition of Assets.

        B/E Aerospace Inc. (the "Company") announced on February 26, 1999 that it has completed its previously announced transaction to sell a 51% interest in its In-Flight Entertainment ("IFE") business to a wholly owned subsidiary of Sextant Avionique, S.A. ("Sextant"). Sextant, which supplies complete avionics systems for both military and civil aircraft, is one of the world's leading suppliers of aircraft avionics systems and the largest supplier of avionics systems to Airbus Industrie.


Item 7.        Financial Statements and Exhibits.

(c)            Exhibits.

               Exhibit No.         Description
               -----------         -----------
               99.1                Press Release, dated February 26, 1999.



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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        BE AEROSPACE, INC.



                        By:  /s/ Thomas P. McCaffrey
                             -----------------------------
                             Name:  Thomas P. McCaffrey
                             Title: Corporate Senior Vice President of
                                      Administration and Chief Financial Officer

                                  EXHIBIT INDEX



 Exhibit No.           Description of Exhibits                              Page
-------------          -----------------------
    99.1               Press Release, dated February 26, 1999.